POWER OF ATTORNEY


     The undersigned hereby constitute and appoint Margaret W. Chambers, Marie E. Connolly, Christopher J. Kelly, Kathleen K. Morrisey, Michael S. Petrucelli, Stephanie Pierce and Elba Vasquez, and each of them, with full power to act without the other, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her, and in his or her name, place and stead, in any and all capacities (until revoked in writing) to sign any and all amendments to the Registration Statement of Dreyfus Insured Municipal Bond, Inc. (including the post-effective amendments and amendments thereto), and to file the same, with all exhibit thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Joseph S. DiMartino                                     June 15, 1998
__________________________
Joseph S. DiMartino

/s/ David W. Burke                                          June 15, 1998
__________________________
David W. Burke

/s/ Hodding Carter, III                                     June 15, 1998
__________________________
Hodding Carter, III

/s/ Ehud Houminer                                           June 15, 1998
__________________________
Ehud Houminer

/s/ Richard C. Leone                                        June 15, 1998
__________________________
Richard C. Leone

/s/ Hans C. Mautner                                         June 15, 1998
__________________________
Hans C. Mautner

/s/ Robin A. Pringle                                        June 15, 1998
__________________________
Robin A. Pringle

/s/ John E. Zuccotti                                        June 15, 1998
__________________________
John E. Zuccotti


                              POWER OF ATTORNEY

     The undersigned hereby constitute and appoint Margaret W. Chambers, Christopher J. Kelley, Kathleen K. Morrisey, Michael S. Petrucelli, Stephanie Pierce and Elba Vasquez, and each of them, with full power to act without the other, her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for her, and in her name, place and stead, in any and all capacities (until revoked in writing) to sign any and all amendments to the Registration Statement of each Fund enumerated on Exhibit A attached hereto (including post-effective amendments and amendments thereto), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



                                        July 23, 1998
Marie E. Connolly





                                  EXHIBIT A


                       DREYFUS NEW LEADERS FUND, INC.
                      DREYFUS MUNICIPAL BOND FUND, INC.
                     DREYFUS STRATEGIC MUNICIPALS, INC.
                 DREYFUS STRATEGIC MUNICIPAL BOND FUND, INC.
                  DREYFUS INSURED MUNICIPAL BOND FUND, INC.
                  DREYFUS MUNICIPAL MONEY MARKET FUND, INC.
                 DREYFUS CALIFORNIA MONEY MARKET FUND, INC.